UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

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Your Vote Counts! KURA SUSHI USA, INC 2022 Annual Meeting Vote by January 27, 2022 11:59 PM ET. For shares held in a Plan, vote by January 25, 2022 11:59 PM ET. KURA SUSHI USA, INC 17461 DERIAN AVE, SUITE 200 IRVINE, CA 92614 D63258-P64208 You invested in KURA SUSHI USA, INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 28, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Meeting at Vote in Person at the Meeting* January 28, 2022 10:00 AM PST 17461 Derian Avenue Suite 200 Irvine, CA 92614 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Shintaro Asako	For
1b. Kim Ellis	For
1c. Seitaro Ishii	For
1d. Carin L. Stutz	For
1e. Hajime Uba	For
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on August 31, 2022	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D63259-P64208

Meeting Information Meeting Type:  For holders as of: Date: Time:  Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. 0000477161_1 R1.0.1.18 KURA SUSHI USA, INC Annual Meeting January 29, 2021 January 29, 2021 10:00 AM PST December 08, 2020 Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/KRUS2021 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g g g 0000477161_2 R1.0.1.18 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 17, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items 0000477161_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a. Shintaro Asako 1b. Kim Ellis 1c. Seitaro Ishii 1d. Hiroyuki Okamoto 1e. Hajime Uba The Board of Directors recommends you vote FOR the following proposal(s): 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on August 31, 2021 3. To approve the proposed amendments to the Company's 2018 Incentive Compensation Plan, as more fully described in the accompanying Proxy Statement NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions 0000477161_4 R1.0.1.18